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                                                               Exhibit 10(h)(1)


                      [DEPARTMENT OF THE NAVY LETTERHEAD]


                                                               5870
                                                               Ser OOCC3/139
                                                               March 15, 1994


Mr. James Witham
U.S. Alcohol Testing of America, Inc.
10410 Trademark Street
Rancho Cucamonga, California 91730

                 Re:  Flow Immunosensor License; U.S. Patent
                      No. 5,183,740

Dear Mr. Witham:

     On January 23, 1992 Navy granted a license to your company to practice the above invention in the field of "drugs of abuse" as that term is defined in the license. Navy subsequently published a notice in the Federal Register dated December 9, 1993 of its intent to grant a partially exclusive license to your company to practice this invention in the field of testing for methadone, benzodiazapines, barbituates, propoxyphene, tricyclic antidepressants, and anabolic steroids. No objections were filed within the allowed 60 day period.

     Navy (LICENSOR) and U.S. Alcohol Testing of America (LICENSEE) hereby modify their license by inserting after the word "abuse" in line 4 of Article II the following language "as well as the field of testing for methadone, benzodiazapines, barbituates, propoxyphene, tricyclic antidepressants, and anabolic steroids."

     Your consent to this modification of the license may be evidenced by affixing your signature in the space provided below and returning this letter to me. A duplicate original of this letter is provided for signature and retention in your files.

                                  Sincerely,

                                  /s/ R. J. Erickson
                                  ------------------------------
                                  ROGER J. ERICKSON
                                  Staff Patent Attorney

U.S. Alcohol Testing of America      United States of America
                                     For the Secretary of the
                                     Navy

By: /s/           Date: 3/17/94      By: /s/                      Date: 3/15/94
    -------------       -------          ------------------------       -------
    President                            Deputy Counsel
                                         (Intellectual Property)
                                         Office of Naval Research


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